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DAXOR

# DAXOR

THE BLOOD VOLUME COMPANY™

# Presentation

January 2026

Nasdaq: DXR

# Disclaimer

The content of this document is for information purposes only. It contains confidential information pertaining to the business and affairs of Daxor Corporation (along with its subsidiaries and affiliates, the "Company", "we", "us", and "our"). It does not constitute an offer to sell or the solicitation of an offer to buy securities. Except as required by law or other regulatory requirements, by receiving this document, you agree to maintain the confidentiality of the information contained herein and agree that you will not reproduce or distribute such information to any other person or use such information for any purpose other than to evaluate the information described herein.

The information contained herein has been prepared in good faith but does not purport to contain all of the information that a prospective party may desire. In all cases, interested parties should conduct their own investigation and analysis of the information and data set forth in this document and satisfy themselves as to the accuracy, reliability and completeness of such information and data. We do not make any representation, warranty or undertaking, or accept any liability, as to the accuracy or completeness of the information or opinions contained in this document. No assurance can be given that any investment described herein will yield favorable investment results.

# Who We Are & Opportunity

## Mission

Advance healthcare by enabling optimal fluid management with blood volume analysis.



## Vision

Optimal blood volume for all.

DAXOR
THE BLOOD VOLUME COMPANY

# Daxor Is the Global Leader in Blood Volume Measurement Technology

DAXOR
THE BLOOD VOLUME COMPANY™

Daxor operates a 20,000 SF state-of-the-art R&D and production facility in Oak Ridge, TN.

This vertically integrated infrastructure can produce 400+ BVA analyzers and 200,000 test kits annually.



# Daxor is a Radiopharmaceutical Company Selling Volumex® Test Kits Used With Our BVA Companion Analyzer


Daxor BVA
DAXOR BVA

BVA Companion Analyzer



Volumex Radiopharmaceutical

Every BVA test consumes a test kit, ensuring a predictable and scalable recurring income stream.

DAXOR
THE BLOOD VOLUME COMPANY™

# Blood Volume Management: The Cornerstone of Care for Acute and Chronic Conditions in Both Inpatient and Outpatient Settings

## Examples



**Heart Failure** | **Critical Care** | **Sepsis** | **Syncope** | **Surgical Blood Loss** | **ARDS**

DAXOR
THE BLOOD VOLUME COMPANY™

# 134M+ Patient Market: The Untapped Potential for Blood Volume Analysis to Improve Outcomes and Healthcare Costs


**Heart Failure**[1]
~7 million affected
**Hypertension**[4]
120 million adults affected
**Sepsis**[3]
1.7 million affected annually
**Critical Care**[2]
5.7 million admitted annually
**ARDS**[9]
10-15% of patients admitted to ICU
**Syncope**[8]
1-2 million affected
**Anemia**[7]
3 million affected
**Hyponatremia**[6]
3 to 6 million affected
**Blood Volume Derangement is Central to These Conditions**

## U.S. Healthcare Burden


Heart Failure
**$70 billion by 2030**[1]
Hypertension
**$219 billion**[4]
Critical Care/Sepsis
**$82-144 billion**[2,3]

DAXOR
THE BLOOD VOLUME COMPANY

# The Heated Debate – What is the patient's volume status?



"I think he's still a bit wet; he needs to be diuresed."



"Her hematocrit is very low. But she's been getting lots of fluids. It's not true anemia, it's dilutional."



"It might be time to pivot to a new treatment plan."

DAXOR
THE BLOOD VOLUME COMPANY

# Optimal Blood Volume is Central to Effective Healthcare

Other volume assessment methods are inaccurate, costly, and invasive – often leading to suboptimal outcomes.


EKG
Chest X-ray
Ultrasound
Echocardiogram
Hct
RHC
BNP
Wedge Pressure
Single BVA Blood Test

DAXOR THE BLOOD VOLUME COMPANY™

# Solution & Technology

# Capitalizing on the Next Generation of Care


FDA-Cleared
Test results achievable within 30 minutes
Administered at point of care
>95% Accurate
Direct Measurement of Total Blood Volume, Plasma, & Red Cell Volume
Inpatient and outpatient
Samples processed in lab
Reimbursed

**Over 75,000+ Tests Shipped**

**Over 170+ Peer-Reviewed Studies**

Confirming Blood Volume Measurement Leads to Better Outcomes

DAXOR THE BLOOD VOLUME COMPANY

# Over 75,000+ Tests Shipped to Leading U.S. Institutions, Demonstrating Widespread Utilization

Allina Health

ASPIRUS HEALTH PLAN

DEPARTMENT OF THE AIR FORCE · UNITED STATES OF AMERICA

DukeHealth

Geisinger Health Plan

MAYO CLINIC

NYU School of Medicine
NYU LANGONE MEDICAL CENTER

NewYork-Presbyterian
The University Hospital of Columbia and Cornell

Main Line Health®

PRISMA HEALTH

THE QUEEN'S MEDICAL CENTER

WMC Health
Westchester Medical Center
Westchester Medical Center Health Network

YALE-NEW HAVEN HOSPITAL

DAXOR
THE BLOOD VOLUME COMPANY

# New Game-Changing Daxor BVA™ Analyzer FDA-Cleared August 2025


DAXOR
Nasdaq

Nasdaq Closing Bell Ceremony, August 8, 2025

# A Technology Leap for Greater Patient Access

Leveraging **50 years of innovation** and over **75,000 tests** with our BVA-100™ device, we've developed the **new BVA analyzer**.

This **faster, easier, hand-held** device delivers **precise blood volume data** making it accessible for use across both **hospital and ambulatory settings**.




BVA

# Fast. Accurate. Easy.
# Inject Volumex®, Process Samples and Get Immediate Results



Daxor BVA
Start Test



Results
1 Injecting Volumex
2 Sample Processing
3 BVA Results

DAXOR
THE BLOOD VOLUME COMPANY

# ezBVA Lab Service – No Capital Investment or Lab Work

Daxor's novel CLIA certified facility provides on-demand, next day blood volume analysis results.

**1** Inject Volumex®



**2** **Collect** blood samples



**3** **Ship** to Daxor


TEST
RESULTS:
1-DAY

# Clinical & Health Economic Benefits

# Scientific Partnerships Fuel Our Market Leadership

Yale-New Haven Hospital

John A. Burns School of Medicine · University of Hawai'i Mānoa

American College of Cardiology | JACC Heart Failure

Karger · Cardiorenal Medicine

NYU School of Medicine · NYU Langone Medical Center

Baptist Memorial Health Care

DukeHealth

JCF Journal of Cardiac Failure

HFSA Heart Failure Society of America

The University of Tennessee Health Science Center

American Heart Association.

# Study Underscores BVA's Market Potential in Heart Failure

**Retrospective analysis in hospitalized heart failure patients n = 245, Mixed HFpEF/HFrEF**

**↓ 56%**
Reducing 30-day readmissions by 56% (P<0.001)

**↓ 82%**
Reducing 30-day mortality by 82% (P<0.001)

**↓ 86%**
Reducing 1-year mortality by 86% (P<0.001)

**↓ 57%**
When BVA is done on admission, results in a 57% reduction **(2.6 days less)** in total length of stay (P<0.001).

JACC-HF, 2018;11:940-948.
Analysis of 71 Hospitalized Heart Failure Patients. Presented at HFSA Virtual Conference 2022.

DAXOR
THE BLOOD VOLUME COMPANY™

# BVA Drives Superior Outcomes and Value in Critical Care

> Every clinician understands the importance of maintaining normal blood volume, but the problem is how to measure it. The blood volume analyzer will mitigate the heated debate at the bedside.
>
> \- *Dr. Mihae Yu*

## Blood Volume Measurements Improved ICU Survival

Prospective randomized control trial in surgical ICU | n = 100, 70% Septic Shock/Sepsis/40% ARDS

66% Mortality
(P=0.03)

20% LOS
(P=0.14)

**36 Hour Earlier** Treatment Decision

**44% Change** in Treatment Strategy Versus Standard Care

Shock, 35 (2011), pp. 220-228.

# Driving Exceptional Value in Healthcare

**Blood Volume-Guided Treatment Extremely Cost Effective[a]**

Retrospective analysis in hospitalized heart failure patients | n = 245, Mixed HFpEF/HFrEF

**2.32 QALY**

Average Life-Extension Per Patient

Well above 0.227 previously reported[b]

**5X More Cost-Effective**

Far below the threshold of $50,000


CPT
& APC

**Medicare/Private Insurance** → **Inpatient** → **Outpatient** → **Codes**

[a]Cost-Effectiveness Analysis of Early Blood Volume-Guided Management in Hospitalized Heart Failure. Presented at HFSA 2020 Virtual Conference.

[b]Valuing health-related quality of life in heart failure: a systematic review of methods to derive quality-adjusted life years (QALYs) in trial-based cost–utility analyses. Heart Failure Reviews (2019), 24:549–563.

DAXOR
THE BLOOD VOLUME COMPANY™

# Commercial Momentum

# Making a Difference in Multiple Medical Conditions

**Patients With Critical Blood Volume Derangements in the U.S. Annually**


Heart Failure
7.0M
Critical Care
5.7M
Sepsis
1.7M
0
1
2
3
4
5
6
7
8
Millions of Patients

- Heart Failure: 7M patients, 11M deaths, 1M annual hospitalizations
- Critical Care/Sepsis: 7.4 M admissions annually
- Broadening focus indications include, hemorrhage, surgical blood loss, dialysis, traumatic injury & acute respiratory distress syndrome

DAXOR
THE BLOOD VOLUME COMPANY™

# BVA Expansion Into High-Impact Outpatient Verticals

- Nephrology
- Oncology Infusion Centers
- Post-Surgical Follow-up Clinics
- POTS & Dysautonomia Centers
- Advanced Heart Failure Management Centers
- Private Physician Office Labs



# Vast, Untapped Market Potential

## Addressable Market – Annual Recurring Revenue



(in millions)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,027
$1,351
$5,790
$2,695
Heart Failure
Critical Care / Sepsis
Hypertension
Surgical Blood Loss & Transfusion

| | Heart Failure | Critical Care / Sepsis | Hypertension | Surgical Blood Loss & Transfusion |
|---|---|---|---|---|
| Assumed Mkt Share | 30% | 20% | 5% | 10% |

**$70B Heart Failure**
7M patients, 30% penetration
= 2.1M tests

**$144B Critical Care, Sepsis**
7M patients, 20% penetration
= 1.4M tests

**$219B Hypertension**
120M patients, 5% penetration
= 6M tests

**$27.3B Surgical Blood Loss & Transfusions**
5M patients, 10% penetration
= 500K tests

For illustrative purposes and does not represent a company forecast and should not be relied upon as such. Further, these addressable market figures are subject to occurrences that may negatively impact our business and our industry generally, which may be out of our control, and which may impact the accuracy of such figures. A price of $965 per test has been assumed.

DAXOR THE BLOOD VOLUME COMPANY™

# Commercialization Channels

- Direct sales to medical centers and clinics for in/outpatient use
- Sales & clinical support team of 12
- International expansion with ISO 13485 certification
- Military contract awards
- Partnerships with MedAxiom, an ACC Company, Heart Failure Society of America

DAXOR BVA-100

# Strategy & Conclusion

# Executive Summary

## Strong Growth & Strategic Wins

- Revenue increased 73% in H1 2025 year-over-year (unaudited), signaling strong market adoption
- Realized a 47.0% Volumex price increase, demonstrating the industry's willingness to pay for precision diagnostics
- Expanded our reach by signing 17 new accounts, accelerating our footprint
- Strengthened clinical credibility via deepened partnerships with MedAxiom and HFSA

## Clinical

- Allina Health data showed significant survival benefits with BVA use in heart failure
- Duke Heart's RCT in JACC-HF reveals BVA's unique accuracy for improving worsening heart failure
- NIH-funded RCT from two VA Centers validates BVA-guided treatment for acute decompensated heart failure
- BVA selected for the NIH COVID 'Long Hauler' Study (2023-2026)

## New Products

- Next-gen analyzer FDA 510(k) cleared, delivering results within 30 minutes
- Awarded $5.6M in DoD contracts for a portable BVA combat care device (military/civilian), fluorescent marker development, EHR integration, and POC BVA Hct capability
- Secured $1.1M in NIH grants for developing fluid management clinical decision support tools in heart failure and sepsis
- Awarded $500K SBIR match from LaunchTN to advance next-gen POC BVA
- Acquiring Volumex, Megatope®, and Glofil® from an existing supplier to enhance our diagnostics suite

DAXOR THE BLOOD VOLUME COMPANY™

# Managing for Growth

- Next generation device FDA-cleared Aug 2025
- Vertical integration of Volumex® and Megatope® from supplier along with Glofil® to enhance existing suite of diagnostics
- Advancing diagnostic & therapeutic strategic alliances
- Institutionalizing adoption with usage protocols & treatment guidance
- Expanding studies & research across growing conditions/ treatment mix
- Growing care points - inpatient/outpatient, ED & observation unit
- Clean cap table, no converts or warrants
- Expanding shareholder & analyst base

DAXOR THE BLOOD VOLUME COMPANY™

# Patent, Research & Development Activity

**6**
New Patents Filed 2023

**3**
New Patents Anticipated for 2026

**7**
US Patents Awarded

**9**
Patents Pending

**20,000 SF**
Research Facility Equipped with State-of-the-Art Level 4 Clean Rooms

# $7M+ Government Grants for Next-Gen Systems

- Simple, fast, hand-held blood volume analyzer 510(k)-cleared for military and civilian use
- Novel patent-pending fluorescent tracer development
- BVA integration into Electronic Health Records
- Clinical decision support tools for fluid management in heart failure, sepsis & next generation devices

| June 2023 | Sept 2023 | Sept 2023 | August 2024 | August 2024 | Sept 2024 |
|---|---|---|---|---|---|
| DHA/DoD Sequential Phase 2 SBIR | NIH/NIGMS Phase 1 | NIH/NHLBI CAPCaT | DHA/DoD Phase 2 SBIR Enhancement | US Air Force TACFI | LaunchTN Matching Funds |
| **COMPLETED** | **COMPLETED** | **COMPLETED** | **COMPLETED** | **Ongoing** | **COMPLETED** |


Air Ambulance
Doctor's Office
Army Tent
Urgent Care Center

# Senior Leadership



**Michael Feldschuh,**

**President & Chief Executive Officer**

Columbia University

Morgan Stanley



**Jonathan Feldschuh,**

**Chief Scientific Officer**

Harvard University

Morgan Stanley



**John L. Jefferies,**

**MD, MBA, MPH, FACC, FAHA, FAAP, FHFSA, FESC, FRCPE**

**Chief Medical Officer**

Baylor College of Medicine



**Robert Michel,**

**CPA, MBA**

**Chief Financial Officer**

St John's University, MBA

Asta Funding, Inc.



**Kathryn A. Kornafel,**

**MT (ASCP)**

**Sr. VP Marketing & Commercial Development**

University of Delaware, Thomas Jefferson University

Abbott



**Linda Cooper,**

**VP Development & Operations**

University of Iowa

INTEGRA



**Noa Kohl,**

**MDS, MBA**

**VP Grants & Contracts**

University of Tel Aviv

FREEMIND Non-Dilutive Funding Experts

DAXOR THE BLOOD VOLUME COMPANY

# Key Metrics

## 1940 Act Reporting Company | Publicly Traded Since 1971



Price History
Daxor Corp. (DXR)
13.68
-0.68 (-4.77%)
Close: 8.14
15
13
12
11
10
9
7
13.68
8.07
Jan
2025
Feb
Mar
4/01/2025
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
1m
3m
6m
YTD
1y
2y
5y
10y
Max
Custom

| | |
|---|---|
| Stock Symbol: | **DXR** |
| Exchange: | **Nasdaq** |
| Recent Price: | **$13.68** (a/o 01/6/2026) |
| 52 Week Range: | **$6.55 to $14.76** |
| Market Cap: | **$69.2M** (a/o 01/06/2025) |
| Shares Outstanding: | **5.06M** (a/o 01/06/2025) |
| Free Float: | **2.2M** (a/o 01/06/2025) |
| Insider Ownership: | **55.7%** |
| Net Assets: | **$35.6M** (a/o 11/30/2025) |
| Preferred Shares: | **0** |
| ESOP Outstanding Options: | **279,665** (a/o 01/06/2025) |

DAXOR
THE BLOOD VOLUME COMPANY™

# Highlights

| | |
|---|---|
| Broad and deep IP portfolio with patented technology | 510(k) clearance for next-generation blood volume analyzer, results within 30 minutes |
| Awarded new patent for blood volume guidance technology to improve treatment & outcomes | Over 75,000+ tests shipped with 170+ peer-reviewed published studies |
| Clean capital structure, strong balance sheet, no warrants, small float | Provides individualized treatment, reduces mortality & readmissions |
| Grants awarded from NIH/CAPCaT, U.S. DoD | BVA-guided care is proven to deliver optimal patient outcomes that are extremely cost-effective |
| Completed contract with the DoD for next generation technology | Reimbursed in outpatient & inpatient settings |
| ~$12+B serviceable market | ISO 13485 certified |
| Sales & clinical support team of 12 | Vertical integration of Volumex® and Megatope® from existing supplier along with Glofil® to enhance existing suite of diagnostics |

DAXOR
THE BLOOD VOLUME COMPANY™

# References

1. Economic Issues in Heart Failure in the United States
2. Intelligent Intensive Care Unit
3. Sepsis Alliance
4. Health Care Expenditures and Use Associated with Hypertension Among U.S. Adults
5. Transfusion Transmitted Disease
6. The Prevalence of Hyponatremia in the U.S
7. American Society of Hematology
8. Syncope Evaluation in the Emergency Department Study (SEEDS): A Multidisciplinary Approach to Syncope Management
9. Acute Respiratory Distress Syndrome

DAXOR
THE BLOOD VOLUME COMPANY™

DAXOR

THE BLOOD VOLUME COMPANY™

107 Meco Lane, Oak Ridge, TN 37830
865-425-0555 | info@daxor.com
Daxor.com